Mutual of America Life Insurance Company

320 Park Avenue

New York, New York 10022

March 11, 2025

VIA EDGAR

Securities and Exchange Commission

450 Fifth Street, NW

Washington, D.C. 20549

Re:	Mutual of America Life Insurance Company Separate Account No. 2, SEC File No. 811-03996 (the “Registrant”)

Rule 30b2-1 Filing

Commissioners:

As required by Rule 30e-2 under the Investment Company Act of 1940, as amended (the “Act”), Mutual of America Life Insurance Company, on behalf of the Registrant, a unit investment trust registered under the Act, transmitted to its contract owners the annual reports for the period ended December 31, 2024 with respect to certain of the underlying funds of the management investment companies listed below (“Portfolio Companies”). This filing incorporates by reference the reports of the following Portfolios Companies as required by Rule 30b2-1 under the Act:

PORTFOLIO COMPANY	SEC FILE NO.
AIM Variable Insurance Funds (Invesco Variable Insurance Funds)	811-07452

American Funds Insurance Series	811-03857

Calvert Variable Series, Inc.	811-03591

Delaware VIP Trust	811-05162

DFA Investment Dimensions Group Inc.	811-03258

Deutsche DWS Variable Series I	811-04257

Fidelity Variable Insurance Products (Fund; Fund II; Fund III; Fund V)	811-03329 811-05511 811-07205 811-05361

Goldman Sachs Variable Insurance Trust	811-08361

Lincoln Variable Insurance Products Trust	811-08090

MFS Variable Insurance Trust III Funds	811-08879

MoA Funds Corporation	811-05084

Neuberger Berman Advisers Management Trust	811-04255

PIMCO Variable Insurance Trust	811-08399

T. Rowe Price Equity Series	811-07143

Vanguard Variable Insurance Funds	811-05962

Victory Variable Insurance Funds	811-08979

Sincerely,

/s/ Leah Berry
Leah Berry
Senior Vice President